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SILVER STAR PROPERTIES REIT, INC.
2909 Hillcroft, Suite 420
Houston, Texas 77057
1

December 18, 2023

Shareholders and Advisors of Silver Star Properties REIT, Inc.,

We are pleased to release another in our series of video addresses to shareholders. In this first Fireside Chat, Gerald Haddock, our Executive Chairman and Chief Executive Officer, and David Wheeler, our President and Co-Chief Executive Officer, provide a more in-depth discussion of our business plans. You can view the video by clicking on the image below. Also, see below for information on how you can submit your consent today.

[Embedded video link; See Video Script Below]

PLEASE SUBMIT YOUR CONSENT TODAY

Your consent is important. We ask that you provide your consent as soon as possible. You may consent in any one of the following ways:

•Use the toll-free telephone number 1-855-208-8903 from the U.S. or Canada.
•Sign, date, and return the consent card enclosed with the proxy statement using the included postage-paid envelope.
•Use the Internet website at www.okapivote.com/silverstarconsent. Please refer to the control number enclosed with the proxy statement to submit your consent online.

Thank you for your continued trust and confidence.

Sincerely,

David Wheeler
President and Interim Chief Executive Officer
Silver Star Properties REIT, Inc.
Email: investorrelations@silverstarreit.com
Phone: 877.734.8876

Video Script

Gerald Haddock:
Good afternoon, ladies and gentlemen. Welcome to another session to get more information about Silver Star Properties REIT, Inc. I'm happy to have with us here today, Co-CEO, Dave Wheeler, President, and we're going to team up, David.
David Wheeler:
Yep. This is great Gerald.

Gerald Haddock:
And we're going to divide what you're going to do and what I'm going to do, and then take care of everything. And you're going to get most of it.
David Wheeler:
I'm looking forward to this.
Gerald Haddock:
And you're going to do good.
David Wheeler:
Yep.
Gerald Haddock:
I'm welcoming David. Tell a little more about him because I have seen him mature, and I don't mean that from a childhood kid to an adult, but really become a Chief Executive Officer in a very, very short period of time. And so he's got a tremendous career here at Silver Star and the future looks good.
David Wheeler:
Thank you, Gerald.
Gerald Haddock:
And he will be leading our charge in the self storage space. So we're going to do two things today. We're going to let David pick up where we left off last session and he's going to talk about what I said at that time, which is where are we headed, and that's self storage. He's going to dig into that in much more detail, and that'll be helpful to all of you as we decide how we're going to go forward.
Now, the matter we have to get over first is completing the resolution of the problems that Al Hartman has developed. Those are well along the way. We have successfully got a stipulated judgment where he has admitted he has no interest in our real estate assets. That allows us to continue with the sale of property that he had thwarted by improper filings. So we're looking forward to being able to continue. And I must say at the outset, we're really in good times right now.
I just looked at the market today, and I got to say, as a director of almost 20 years at Meritage Homes and as a leader in the pivot into first-time home buyers, Meritage is up 100% over the last year. There's a connection. David's going to talk about that in more detail between first-time home buyers, affordability properties, and self storage. And I think we've got similar opportunities right here in front of us with respect to the self storage industry as we saw in building Meritage Homes.
So let me start out, David, tell us a little about your background, more detail, and what brings you to the self storage industry. But let me assure you, there's one person here that's really excited you're our self storage person.
David Wheeler:
Well, thank you Gerald. It's great to be here with you and it's great to have an opportunity to visit with our investors. My experience with self storage began over 30 years ago when I was at CBRE. During that 16-year tenure at CBRE as a Vice President in the Investment Services Division, I completed the sale of over 9 million square feet, including 13 self storage facilities. While there at CBRE, I represented Storage Trust, which is now part of Public Storage, the largest publicly traded entity in the self storage business during its Dallas-Fort Worth expansion.
Gerald Haddock:

So when I think about self storage, you what I think of. I think of the first time home buyer buying Meritage Homes. Now, what is it that made it an attractive asset for you?
David Wheeler:
Yeah. So it's a lot about changes in the economy and changes in customer's lives and how that's changed demand over time. Self storage can be steadily successful throughout the economic cycle, so we like its stability even during mild recessions. The structure for the leasing provides an opportunity for strong growth merely by following industry standard customer rent raises every six to nine months.
Self storage provides more opportunities for growth in this regard, more than any other real estate sector. This also allows institutional operators like Silver Star, to grow revenues and NOI faster than the rate of inflation. Net operating income margins range between 60 and 70%, depending on the rent levels in the local market. And cash flows are steady throughout this cycle because lease turnover and tenant turnover is relatively costless.
There are over 50,000 storage facilities in the US and only a third are held by institutional investors. So there's significant room for aggregation of the assets held by smaller operators even in strong secondary markets. There are tens of thousands of potential acquisition targets.
Gerald Haddock:
So with that introduction, self storage is certainly a major leader in the overall real estate sector. I think of the overall real estate sector as including lots of different properties, but self storage is a leader. But what about this current environment? We've got the opportunity in the real estate sector generally, but also address, as you do that, the macro influences and the high interest rate environment. How will it perform in that environment?
David Wheeler:
So historically, storage has been one of the best performing asset classes over the last three to five years, but storage typically outperforms other real estate classes in a recessionary environment. That's a key thing to keep in mind. Demand from existing customers is steady throughout the cycle with respect to price. Customers don't want to move their stuff and there's typically not enough savings from nearby competitors to justify such a move. Further, self storage benefits from additional demand in a dynamic environment.
On the down cycle, there are downsizing and moves due to job losses, which means more storage need. On the up cycle, there are household formation, income growth, job growth, and an uptick in housing transactions, a lot of which means more storage means. Among the real estate sectors, storage commands the greatest flexibility to raise rates on existing customers. So the one thing to keep in mind is, as a favorite asset class, we can often obtain favorable interest rates and demand for debt capital as well as equity capital is stronger in that submarket than it has been in many of the other submarkets.
Once a customer moves into the space, they're highly unlikely to move out until there's a change in the need for storage. In other words, they don't move out because of rental increase. The $10 or $20 additional rent, that is so meaningful. Our bottom line across the tenant base is not important enough for the customer to cause them to move their storage. The industry standard is to raise rent for customers about six months after they move in and every nine months thereafter.
The rent increases are typically 7 to 15% each time. The only sector with more flexible rents is lodging. But let's remember how elastic and procyclical the demand is in a typical hospitality property. You don't have that in self storage. It's much more stable from an economic standpoint.
Gerald Haddock:
Yeah, hospitality is about the most volatile there is-
David Wheeler:

Very volatile. Very volatile. Yep. The customers stay for years in self storage. You don't get that in hospitality.
Gerald Haddock:
Right. So in the long run, how does it compare to Class A, commercial office?
David Wheeler:
In the long run, it compares very favorably for a number of reasons. One is the sticky customer base. Two is the relatively high occupancy maintenance. But most importantly, or perhaps most importantly, is the low capital needs on an ongoing basis. So you don't have re-tenanting costs as tenants move out and new tenants move in. It's relatively costless for that ebb and flow while you maintain a relatively high occupancy.
Gerald Haddock:
Yeah. So if you look at it in that vein, then, if you're buying an asset high, and I don't mean high absolute, but relatively, does it bring more risk or less risk? How do you grow it? How do you grow the NOI?
David Wheeler:
Yeah, yeah. The best way to grow the NOI, there's a dynamic pricing in the industry. It's much like the airline industry where you can use algorithms, you can use market research to make sure that the tenants are paying at or above market rents on a regular basis. So you can use those dynamic pricing models to drive revenues, to drive NOI increases, and they don't affect your expenses at the same time.
Gerald Haddock:
Okay.
David Wheeler:
So it's a great way to keep NOI strong and increasing over time, even while your facility's occupied. You're not necessarily relying on occupancy increases, you're just relying on rental rate and NOI increases from those rental rates.
Gerald Haddock:
I'm going to ask you a few questions about rental rates later-
David Wheeler:
Sure, yep.
Gerald Haddock:
But in this business, it's about the rental rates.
David Wheeler:
It's about the rental rates.
Gerald Haddock:
In commercial office, we had to deal with the TI more.
David Wheeler:
Yep. It's about occupancy and controlling capital costs.

Gerald Haddock:
There's no cost, in general.
David Wheeler:
Right.
Gerald Haddock:
Right?
David Wheeler:
Right.
Gerald Haddock:
So I think self storage may have an advantage.
David Wheeler:
It has a big advantage in that regard.
Gerald Haddock:
Yeah.
David Wheeler:
Yep.
Gerald Haddock:
Okay. So explain this to me. Two-thirds of the market are mom and pops, as you said. Now, how are you going to consolidate those?
David Wheeler:
Well, there's roughly 50,000 facilities nationwide with an average size of roughly 60,000 square feet. So if you do some quick math, you get to 3 billion square feet of storage spread across a population of 330 million folks. So that's roughly eight or nine per capita, square foot per capita nationwide. Two-thirds of those facilities are owned by mom and pop or local operators who typically own one or two properties and are often not sophisticated managers.
This type of fragmentation creates a great opportunity for institutional owners and operators to roll up or aggregate within the industry. This has been ongoing for 20 years plus, but the sector has grown appreciably over that time, so there's still plenty of green fields ahead. Lots of developers out there building facilities that can be acquired by smart, aggressive and well-capitalized owners. Silver Star will be able to do that.
Gerald Haddock:
What about, is it the institutional asset or is it the institutional mindset of the buyer?
David Wheeler:
Well, it's a little of both, but most importantly, it's the institutional mindset of the buyer.
Gerald Haddock:

So we can compete with the big guys.
David Wheeler:
We can compete with the big guys. It's all about making sure your strategy is on target and your execution follows your strategy.
Gerald Haddock:
Do you think we have a competitive advantage?
David Wheeler:
I'm confident we do. We're nimble. We can move quickly and we can go places sometimes where they don't have the time and the opportunity to go.
Gerald Haddock:
Or the desire.
David Wheeler:
Right.
Gerald Haddock:
Right.
David Wheeler:
Right.
Gerald Haddock:
It doesn't move the needle enough for them.
David Wheeler:
That's true. That's true.
Gerald Haddock:
I like to move the needle.
David Wheeler:
That's true.
Gerald Haddock:
For us, we're going to get the needle moved for something a little smaller.
David Wheeler:
Correct.
Gerald Haddock:
Could be several mom and pops.
David Wheeler:

Yeah, that's correct.
Gerald Haddock:
We're in sync there.
David Wheeler:
We are.
Gerald Haddock:
I like that. What it is, is about the customers that makes the storage assets attractive to first-time home buyers?
David Wheeler:
So about 80 to 85% of our customers are residential and the remaining 15 to 20% are primarily businesses. There's quite a bit of ambiguity about these proportions. It kind of depends on the location of the facility because there's also so many small businesses that actually sign a lease under the individual name of the owner. Business customers tend to rent larger spaces and are more likely to rent multiple units and stay for a long time. Some of them actually sort of operate out of that space.
Demand from residential customers tends to be more inelastic than the business customer demand because business customers often paying close attention to their bottom line and they have to. Due to these nuances, a sophisticated owner or operator will often differentiate rent increased processes between residential and the business customers, and be a little more lenient with the business customers on rent increases.
Intuitively, we expect that apartment residents are more likely to need storage because of their physical space is more limited than a homeowner space. But surprisingly, 55% of residential storage customers are homeowners and only 42% are apartment renters. So it is interesting that the single-family community is providing-
Gerald Haddock:
They're there.
David Wheeler:
They're providing the majority customer base.
Gerald Haddock:
That's why we're going to track this single-family, first-time buyers.
David Wheeler:
Yeah, yeah. And the explanation for that counterintuitive result is that homeowners tend to be further along in their careers and earning power. So they have more stuff to store and they have more disposable income to afford those rents. So homeowners who often rent storage have two-car garages, attics and basements, and yet they still have a need to store additional items. So storage demand comes from so many different types of customer needs and life events, and it's one of the features that makes it so resilient throughout the economic cycle.
Gerald Haddock:
So are these millennials moving out of apartments or retirees moving into first-time homes, or what are the demographics?

David Wheeler:
Yeah, I think you've got a little bit of both, but primarily, it's the younger folks that are doing it.
Gerald Haddock:
So the Gen X?
David Wheeler:
Yeah, Gen X, Gen X and below. So-
Gerald Haddock:
You're surprised I knew about Gen X.
David Wheeler:
Yeah, yeah. I think it's the Gen X and the millennials who are either kind of forming their first household or perhaps upsizing a little bit, but they still... Maybe they've inherited some furniture and they don't have room for all of it. So there's lots of folks like that, that find the need to provide storage space.
Gerald Haddock:
So I got another subject here I want to move into, but I have to ask you one question about what you just talked about. How do I know whether somebody is a business user or a resident or adult child of a resident or whatever? How do I keep track of it? Is that easy to do because you're differentiating perhaps the rental increase?
David Wheeler:
Yeah. It can be easy if they're renting under the name of the business, but if they're renting under an individual's name, it may be a little bit more challenging. But also, what you'll notice from time to time is they tend to be, the business users tend to be a little bit more focused on the drive-up facilities, the single-story drive-up facilities, where they can quickly access the materials in and out of their truck or their service vehicle-
Gerald Haddock:
Uh-huh
David Wheeler:
If you're talking about a... Yeah, if you're talking about a multi-story urban facility that is not as easily... You can't drive back up to the door. They may not be able to get to their materials as quickly. So they may be less inclined to use those facilities. Those may be more residential renters and less business users.
Gerald Haddock:
Okay. I think it's opportune now to go to technology.
David Wheeler:
Right.
Gerald Haddock:
With the right mindset, how do we make money with the new technology?
David Wheeler:

Well, technology's changed the industry to make it easier to enter the market now. So there's a broad range of elements and self storage that have been enhanced by technology. We can manage remotely by placing wireless cameras all over the property at modest costs and add these video feeds monitored by computers and supervisors who are humans. When a problem or security threat comes up, we also have automated gates to restrict access and ensure that only paying customers are allowed onto the property.
It's amazing how fast a delinquent customer will pay their overdue rent when they show up on a property and they can't get through the gate because their code's been deactivated automatically due to non-rent payment. Our customers... Here's a more important point. Our customers use search engines and aggregators to find self storage.
Gerald Haddock:
That's not political aggregators?
David Wheeler:
No, not at all. And that's close to their home or business. So they can price shop online and rent online for many of their storage needs. They can check out reviews from other customers and ultimately, they can rent online with a credit card and a driver's license. So that's an exciting part of the technology that's changed the business in recent years, is the phone apps and the ability to search for a facility and rent a facility from your phone.
Gerald Haddock:
Okay. I just have a feel, if you don't mind, Dave, for a commercial break.
David Wheeler:
Sure.
Gerald Haddock:
The commercial break is, two purposes today. You tell about self storage and I'm going to tell about why Gerald Haddock, Jack Tompkins, and Jim Still as your incumbent directors, need to be elected in order to carry out this business plan that this man is espousing, and we're going to be behind it. And I believe the opposition is going to be 100% against it. You didn't make somebody mad, did you?
David Wheeler:
Not that I know of.
Gerald Haddock:
But we're all for it. And this is how we build a growth company and build it much beyond what it is today. So as soon as you get an opportunity, the proxy card solicitations are in process and go to the call number and the portal, and you'll have the card and vote yes for these three directors. I appreciate that. Now David, I'm going to ask you another question.
David Wheeler:
Yeah, sure.
Gerald Haddock:
Unless you want to add some more about-
David Wheeler:

Yeah, yeah-
Gerald Haddock:
You have a few things to add.
David Wheeler:
Let me talk just a little bit more about technology, Gerald. There's sophisticated data software including data mining, machine learning, and artificial intelligence. Eventually, that'll drive pricing algorithms. And we've talked a little bit about this already, but that's part of the exciting part of the business about driving revenues, about increasing NOI while you're controlling expenses, is this dynamic pricing that goes on within the industry.
This has been a boon for owners and operators, and not so great for customers so far, especially those that are sophisticated enough to employ it and have access to it. This is also a helpful service for us as owners and operators by transforming storage unit auctions from the traditional on-site auction led process to an eBay-type of model.
Operators can run auctions at any time and it's warranted to create a greater demand from online buyers. It used to be that when you did them on site, you'd get five or six bidders. Now you can get 20, 30, 40. So it's become a much more competitive process, much more efficient process with the online auctions. So that's kind of all I had to say about technology at this point. Yeah.
Gerald Haddock:
Well, what about remote management?
David Wheeler:
Yeah, remote management, it's an exciting part of the business. It'll allow a medium-sized player in this part of the business to really accelerate growth, where applicable. There'll be some places where it works well-
Gerald Haddock:
Is that how you catch up with the large guys.
David Wheeler:
It's how you catch up with the large guys and it's how you operate facilities that are conducive to operating that way. So occasionally, you'll have a facility where you need on-site presence, but we'll use it where we can. Yeah, very efficient.
Gerald Haddock:
So practically, how does it work? Are we talking about the cameras, algorithms, face IDs? What's the practical side of it?
David Wheeler:
Well, you'll still have a property manager on any given property.
Gerald Haddock:
So we will not have at the outset, proper management, a property without a person being there or to be phased in or phased out?
David Wheeler:

So some of these remote facilities will have one person managing multiple facilities and visiting those multiple facilities on a regular basis. Some of the more urban and dynamic facilities will have an on-site presence pretty continuously. So it will vary from location to location. We'll have to parse through that on property by property basis.
Gerald Haddock:
So what are your favorite markets?
David Wheeler:
My favorite markets are the South Central, the Southeast-
Gerald Haddock:
Is that Texas?
David Wheeler:
Yeah, it is definitely Texas. We have a great presence here already in our legacy portfolio, as we roll out of the legacy portfolio. We love the cities that we're in, DFW, Houston, San Antonio, but we also like Austin and other Texas markets. We love the rest of the South Central and we really enjoy and appreciate the Southeast.
Gerald Haddock:
Florida.
David Wheeler:
We're also at Florida, for sure. Georgia-
Gerald Haddock:
South Carolina.
David Wheeler:
South Carolina. Definitely. The Southeastern states, SEC.
Gerald Haddock:
Yeah, they're good.
David Wheeler:
Yeah, they're great. And we're-
Gerald Haddock:
Why'd you have to mention the SEC? We've got a lot of stockholders in the SEC.
David Wheeler:

Gerald Haddock:
We reach out to both of them. Everybody.
David Wheeler:

Yeah, yeah. We also like the Mountain West and the Mid-Atlantic as well, but we'll focus most of our efforts in the near term on South Central and Southeast. Yeah.
Gerald Haddock:
I like where the energy business is.
David Wheeler:
Yep.
Gerald Haddock:
Southwest, Texas.
David Wheeler:
Yeah. Job growth, employment growth, population growth. They're key drivers.
Gerald Haddock:
It's all applicable.
David Wheeler:
You want to look in locations where those are happening.
Gerald Haddock:
So tell me about the acquisition team.
David Wheeler:
Yeah, so we'll... We've sourced-
Gerald Haddock:
I mean, do you feel good about it?
David Wheeler:
I feel good about it.
Gerald Haddock:
Are they qualified in self storage?
David Wheeler:
They're qualified in self storage.
Gerald Haddock:
You've worked with them for a while.
David Wheeler:
We've worked with them for a while. We sourced over three and a half billion of self storage assets since December of last year. Hundreds of self storage opportunities. We're established with the self storage pipeline.

Gerald Haddock:
The pipeline good with what you would like to buy?
David Wheeler:
The pipeline's very good. We're very pleased with the development of the pipeline and we think as we move into next year, there'll be even a greater opportunity. We think we'll have a lot of sellers return to the fold that have been on the sidelines for the last six to 12 months with the capital markets disruptions. So I think it's a great time to be coming back into the market.
Gerald Haddock:
I can tell you what, the Fed breathed today or sneezed, depending on how you look at it and the market just boom, took off.
David Wheeler:
It's been interesting. It's been very interesting to watch.
Gerald Haddock:
I mean, it's unbelievable right now.
David Wheeler:
Yeah.
Gerald Haddock:
Interest rate, 10-year Treasuries, 5-year Treasuries coming down, value's going up.
David Wheeler:
Yeah.
Gerald Haddock:
How quickly can we get out there?
David Wheeler:
We can get out there pretty quickly.
Gerald Haddock:
I think we're in a position right now.
David Wheeler:
Yeah, we do. We do. We do and I can't make an announcement yet, but I can tell you Gerald, we're actively working on an acquisition at this point, and we should be able to make an announcement soon.
Gerald Haddock:
Okay. Before the end of the year?
David Wheeler:
Hopefully before the end of the year. Yeah.

Gerald Haddock:
Is there a 1031 transaction?
David Wheeler:
You're also right-
Gerald Haddock:
Possibly.
David Wheeler:
Yeah, it could possibly be, Gerald.
Gerald Haddock:
Okay.
David Wheeler:
I cannot confirm or deny, but I think you're on the right track. You're getting warm.
Gerald Haddock:
I like that. And we save taxes.
David Wheeler:
We do save taxes.
Gerald Haddock:
And it gives us more money to invest in self storage, right?
David Wheeler:
To invest. Yes, that's correct.
Gerald Haddock:
Oh, yeah. That's fantastic.
David Wheeler:
Yeah.
Gerald Haddock:
So out of these build out markets that we were talking about, I say build out, the one we're going to target. No question, we're going to hit Texas first, right? And I'm guessing that's-
David Wheeler:
First we are.
Gerald Haddock:
Where your property is.

David Wheeler:
Yes.
Gerald Haddock:
And so, anything else you want to cover on the team or anything?
David Wheeler:
No. No, I think-
Gerald Haddock:
So how are you going to manage it once you get it in the door?
David Wheeler:
Yeah. We're going to use third-party managers as we aggregate a portfolio. There's some really qualified ones out there that are very good at managing the business, very good at pricing the business, very good at timing the raising of rental rates, very good at controlling expenses and tremendous at marketing. So it's just the best solution for us, as we aggregate a portfolio to use those third-party managers, downstream a few years down the road as we've aggregated a portfolio. When we get to a certain size, we'll probably look closely at the likelihood and the reality of bringing that management back in-house.
Gerald Haddock:
How large do you have to be then?
David Wheeler:
Yeah. You're probably going to have to be 75 to a 100 facilities before we start to seriously consider bringing that inside and have efficiencies-
Gerald Haddock:
Will there be people available to do it?
David Wheeler:
And scales. There'll definitely be people available to do it. We'll just have to assess at the time whether that's the right path moving forward. You can be successful using third-party managers. It's proven.
Gerald Haddock:
So is there a premium in the market for not having third-party managers or does it not matter in self storage?
David Wheeler:
Yeah, I think definitely at our scale, it doesn't matter.
Gerald Haddock:
Okay.
David Wheeler:
In fact, it may be much to our benefit to be able to use them.
Gerald Haddock:

Yeah, it's cheaper.
David Wheeler:
It's cheaper. It's cheaper and it's effective.
Gerald Haddock:
Yeah. Okay, good. But you got flexibility?
David Wheeler:
Right.
Gerald Haddock:
And those are issues as it builds, you can wrap your arms around all of it.
David Wheeler:
Right, right.
Gerald Haddock:
So we dealt with this a lot in commercial office and shied away from development, except in unusual situations like bolt-ons or some of the residential we were involved with. How do you feel about development as it relates to the self storage?
David Wheeler:
Yeah, so we're going to stay away from development. I don't have any expectation that we'll have investments that have long lag times before they produce cash flows. We're looking for reliable cash flow that we can grow through proper management. It's worth noting that an occasional expansion project may be attractive. So it's reasonably possible that over time, we're going to acquire some facilities that have a second phase or a third phase that has not yet been built on and we'll be able to add to those. But kind of ground up development with no existing facility, this is not something we anticipate doing anytime soon and possibly for the foreseeable future.
Gerald Haddock:
So if you look at the big picture, we're going to come out of this solution with Mr. Hartman, with a lot of cash to deploy with financing into the self storage business. When I look at real estate as an investor, there are always timing ramifications. Is it a good time? Is it a bad time? Because historically, it is cyclical by nature because capital intensive nature of it, generally. But self storage, as you mentioned earlier, seems to be a little more resistant on the downside and it still has the most robust opportunity on the upside. So the $64 question, is this a good time?
David Wheeler:
It is a good time. You and I have lived through a lot of cycles and some of them pretty-
Gerald Haddock:
Listen, I was in home building in 2008.
David Wheeler:
Right, right.
Gerald Haddock:

And fought hard to get to the other side.
David Wheeler:
Right. And that was a big challenge.
Gerald Haddock:
And we're not anywhere close to living something like that again.
David Wheeler:
Yeah, that was a great challenge for the great financial crisis. So the softness in the commercial real estate market, especially in the self storage space is not anything like what was experienced in the great financial crisis. Right now, it's mostly interest rate driven, it's mostly capital markets driven, and most of that's just driven by the debt costs. So as debt costs come down, we think it'll be even more attractive as we move forward.
Cap rates are going to, they're going to look good as interest rates come down and we're able to provide some cash flow above debt service that's just tremendous for the properties and tremendous for the company. So it is a very attractive time. The market's been a little soft from a disposition standpoint for about a year, year and a half. And we think there's going to be some pent-up demand to sell properties. Some developers are going to need to get out and there's going to be capital availability that will help facilitate that.
Gerald Haddock:
So David, with respect to whether this is a good time or not, I think it would be helpful to just tell us a little about the history 2021, 2022, as it compared 2023.
David Wheeler:
Gerald, 2021 and 2022, they were a record performance in the self storage sector. So anything past that feels a little soft, but the market's kind of normalizing and it's actually a robust, in an absolute sense. And relative to other real estate sectors, storage continues to be really successful. So given this backdrop, the publicly traded REITs are very slow to acquire right now, the types of properties that we're targeting because they feel like their shares aren't trading as high as they'd like, due to their cost of equity because it's perceived as being high.
As for the large private players who'd normally be snapping up and aggregating quality deals to scale their assets under management, their cost of debt is too high and they do rely on that financial leverage to hit their targeted hurdles. So it's a little bit quieter in the space momentarily from an acquisition standpoint, which provides a strategic opportunity for somebody like us to come in and start to become an active player before they scale back up quickly.
This really leaves the field open for a market entry for a player like Silver Star and to be a strong competitor for quality deals, both the single asset deals in that 5, 15, 20 million dollar range as well as the portfolios in the 25, 50 million dollar range and up.
Gerald Haddock:
So does that mean you like where you are?
David Wheeler:
I like where we are a lot. I think-
Gerald Haddock:
You like the cash?

David Wheeler:
I like the cash flow and I like the capital opportunities moving forward with the ability to raise capital in the space and the ability to aggregate a sizable portfolio.
Gerald Haddock:
So we want to move forward pretty quickly?
David Wheeler:
We want to move pretty quickly.
Gerald Haddock:
So tell me about that story. How do we get there?
David Wheeler:
How do we get there?
Gerald Haddock:
Tell me
David Wheeler:
Yeah.
Gerald Haddock:
What's your vision of the future?
David Wheeler:
As we trade out of those legacy assets, we'll continue to produce capital opportunities for growth. It's our expectation that we'll become publicly traded as soon as possible and we'll be able to aggregate within three to five years, a sizable portfolio that would scale us in the small to mid-cap space publicly. So we're excited about that opportunity. We think we can quickly and efficiently and favorably aggregate a nice portfolio of self storage properties.
Gerald Haddock:
Yeah, that's great.
David Wheeler:
Yeah.
Gerald Haddock:
So one of the things I've really enjoyed about our conversation is that we have to balance the mom and pops with building institutional assets. And so if we maintain that institutional mindset, it almost, in many instances, doesn't matter what we buy. It's what we're going to convert it into.
David Wheeler:
Right.
Gerald Haddock:

Is that true or not?
David Wheeler:
There's some truth to that. So the key is not only acquiring institutional quality assets, but operating them as an institutional operator and making sure that they're harvested like an institutional operator will know how to make them perform.
Gerald Haddock:
We want to make sure the public markets accept them.
David Wheeler:
Right.
Gerald Haddock:
And you're well on top of that and I appreciate that. So how much do you think you can put to work in three to five years?
David Wheeler:
Yeah. So we think in the near term, we can probably do a couple hundred million in acquisitions per year and we'll be able to scale that to a billion plus portfolio in three to five years, and keep ramping up that ability to scale beyond that. So 100, 2 million, 100 million, 2 million should be pretty achievable pretty quickly per year on a four basis. And I think we'll be able to move the needle above that probably in the two to three-year timeframe.
Gerald Haddock:
That sounds like a value proposition.
David Wheeler:
It is a value proposition and we think we can scale a favorable portfolio into the public markets in a relatively short timeframe.
Gerald Haddock:
Is there an asset class in real estate that you would pick over self storage?
David Wheeler:
Well, there's some others that can give it a run for its money. I think you know about the industrial space being very favorable.
Gerald Haddock:
I like the industrial space.
David Wheeler:
Yeah, the industrial space.
Gerald Haddock:
It doesn't mean we can't buy some industrial properties.
David Wheeler:

Yeah, I think we'll consider some opportunistic plays if they are strong performers for the shareholders and give us some real value creation opportunities, and some real cash flow opportunities. We'll consider those. Yeah.
Gerald Haddock:
So what about distributions? What's your... I'm not going to ask you for the board's attitude, but personally, what do you think the shareholders want and your vision as it relates to building a portfolio?
David Wheeler:
Yeah. I think-
Gerald Haddock:
Because you could take different approaches.
David Wheeler:
Yeah.
Gerald Haddock:
You could go develop, you could do things that require capital rather than create capital. So talk to us about that.
David Wheeler:
Yeah. So as a real estate investment trust, we're obligated to pay out a certain amount of our cash flow to meet requirements. And our shareholders expect a nice distribution and a nice dividend. But the key to keep in mind is, that's based on taxable income. There may be some cash flow over and above that we can use to redeploy back into the business, but we definitely want to drive those shareholder returns and drive those distributions. We want to become a dividend aristocrat. So we want to establish a reasonable base dividend that we can grow upon reliably over time as we scale the portfolio, as we scale asset performance. So I think that's going to be the key.
Gerald Haddock:
So we acquired a company called Southern Star. With all the plans we've talked about, has that been helpful and how does it fit with these plans going forward?
David Wheeler:
Yeah, so as you know, that Southern Star platform is all self storage. It's nine assets that have been acquired so far in Delaware Statutory Trust.
Gerald Haddock:
Explain Delaware Statutory Trust.
David Wheeler:
So Delaware Statutory Trust is essentially successor to Tenant-in-Common. It's a 1031 opportunity for a lot of investors to get into a property where they've got a capital gain from a prior sale, a real estate, that they don't want to recognize. They'd rather put it back into real estate. And so, Delaware Statutory Trust is an opportunity for them to do that and have us manage the asset for them on their behalf. So it kind of takes them out of the owner/operator business and also gives them a chance to defer taxes. So it's a very favorable transaction for a lot of sellers. It gives them a good distribution moving forward. And for a lot of folks, it's an estate planning opportunity.

Gerald Haddock:
So are we going to operate that separately or what kind of integrated management are we going to end up with?
David Wheeler:
I think it'll be relatively integrated. I think there's not going to be as much overlap as people might think, in terms of acquisition opportunities. I think Silver Star is going to, at the parent, we're going to be focusing the real estate investment trust on primary and secondary markets where we can acquire and make those institutional quality assets perform. Southern Stars can be a little bit more focused on secondary/tertiary opportunities where they can acquire from mom and pops and maybe push rents, but they may not be quite as high quality opportunities, but they may have really good strong favorable cash flow characteristics.
Gerald Haddock:
So it has been helpful?
David Wheeler:
Has been helpful.
Gerald Haddock:
We're moving forward?
David Wheeler:
There's opportunities there and we're moving forward. Yep.
Gerald Haddock:
And when will Silver Star be available for trading on the National Exchange and what are the plans there?
David Wheeler:

Gerald Haddock:

David Wheeler:
Yeah, so in terms of becoming a publicly traded entity, I think the plan there is to become publicly traded as reasonably fast as possible. I know that this team, this management team, this board, understands that that's a key priority for the firm and something we're already talking to investment bankers about, in terms of the timing, and we're positioning the firm to do that. A number of aspects already positioned us favorably, in terms of our publicly boarding capabilities and the management team. So we're excited about the opportunity to get publicly traded here within probably a year or two. Yeah.
Gerald Haddock:
And we're starting to talk about distributions.
David Wheeler:
Right.

Gerald Haddock:
Of course, that's a factor.
David Wheeler:
Yep.
Gerald Haddock:
And I wanted to ask you about both of those at the same time.
David Wheeler:
Right.
Gerald Haddock:
When are the stockholders going to start getting their money back? Or is the liquidity through an established National Exchange part of that plan?
David Wheeler:
Working towards that liquidity is definitely a part of the plan and it's something we want to accomplish as fast as possible, but also driving those distributions and driving those dividends, dividend income to those shareholders, is a key priority. We want to make sure that happens as fast as possible and we're looking with an opportunistic high towards-
Gerald Haddock:
As long as we don't have a big debt that's about to mature?
David Wheeler:
Right.
Gerald Haddock:
Which we're not going to have anymore.
David Wheeler:
Right, right, right. Right, with our refinance, impending refinance early part of next year, that should take care of things for a while, and it should position us favorably to start looking at re-establishing the dividends, perhaps in the second half of next year.
Gerald Haddock:
So if we get the pivot completed, we're in self storage, generally, what type of returns will self storage, industry-wide, throw off?
David Wheeler:
So shareholder returns on an equity basis, we think they're going to be in the double digits. A combination of stock price appreciation plus dividend income is going to put us from where we can provide equity returns into the double digits. And we're expecting mid-single digits on a dividend yield once we're re-established the distribution. So we're excited about that. We think those opportunities are there.
Gerald Haddock:

So David, thank you for the excellent input with respect to where we're headed with self storage. I want to bring this to a temporary conclusion because we intend to have these so-called fireside chats. I like calling them that, but we may switch from time to time, to a more formal town hall so we can be a little more academic. This has been fun.
David Wheeler:
Right.
Gerald Haddock:
Hopefully, it's been enjoyable to each of you and we want to do this on a regular basis and we'll be coming back to you next couple of weeks. I know we got holidays, but we got a lot of important things going on. The main thing that's going on, we got, unfortunately, a proxy battle and I want to make sure that everyone remembers that we're here to talk about the problems that have been created that have slowed down our ability to go into the business that David has been talking about. And it's cost money, but we have some things working to recover some of that.
David Wheeler:
Right.
Gerald Haddock:
We're in the process of filing a big damage claim against Mr. Hartman and Winston & Strawn LLP's taken the lead in that. And we expect good things out of that. So stay tuned and we'll give more information later with respect to what's happening in that arena, so to speak. I say arena because it's really what it is.
David Wheeler:
Yeah.
Gerald Haddock:
So remember, we've got to vote. Gerald Haddock, Jack Tompkins, Jim Still, go to your quickest proxy access, and vote in the portal. And we appreciate your consideration and what you know is, that we're going to continue moving in the direction that Mr. Wheeler has just talked about.
David Wheeler:
Yeah.
Gerald Haddock:
And I think has done a good job with it. So look, thank you for joining us and we will see you soon. Happy Holidays. Merry Christmas and hopefully, we'll be talking to you before the end of the year. That's our goal, but if we get too much turkey, then it may not be that we'll be able to meet it, but we're working so hard, we're going to do it anyway.
David Wheeler:
That's right. Thank you, Gerald.
Gerald Haddock:
All right, David.
David Wheeler:
And thank you shareholders.

Gerald Haddock:
Thank all of you.

Forward-Looking Statements

This transcript contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “anticipate,” “estimate,” “expect,” “intend,” “may,” “should” and similar expressions, and variations or negatives of these words. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our most recent Annual Report on Form 10-K, which was filed with the SEC on May 26, 2023 (“Annual Report”) and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this Current Report on Form 8-K and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement on Schedule 14A on November 29, 2023, containing relevant documents with respect to its solicitation of proxies for the Company’s stockholder consent in lieu of annual meeting for the 2023 fiscal year (the “2023 Consent Solicitation”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company website at www.silverstarreit.com.

Participants

The Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company in connection with matters to be considered in connection with the 2023 Consent Solicitation. Information about the Company’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in the Company’s preliminary proxy statement for the 2023 Consent Solicitation. To the extent holdings of The Company securities reported in the definitive proxy statement for the 2023 Consent Solicitation have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.